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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 21, 1997 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-18305 and 333-1108) and Form S-3 (File Nos. 333-18307, 333-1106 and 33-96534).



                                        ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 26, 1997